EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Donna M. Coughey, the President and Chief Executive Officer of Chester Valley Bancorp Inc. (the "Company"), hereby certify that to my knowledge the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that as of the date of this statement, the information contained in the Report fairly presents, in all in material respects, the financial condition and result of operations of the Company.

The purpose of this statement is to solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002.


Date: May 13, 2004                        /s/ Donna M. Coughey
                                          -----------------------------------
                                          Donna M. Coughey
                                          President & Chief Executive Officer